NOTE 2 GOING CONCERN	12 Months Ended
Dec. 31, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
NOTE 2 GOING CONCERN

NOTE 2 - GOING CONCERN

Phoenix Medical's consolidated financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Phoenix Medical has suffered losses since inception and has no operations to generate revenue or cash flows. These conditions raise substantial doubt as to Phoenix Medical’s ability to continue as a going concern.

The Company’s will rely on shareholder advances or will seek alternate capital funding to fund the Company’s activities while the Company takes steps to locate and negotiate with a business entity through acquisition, or merger with, an existing company; however, there can be no assurance these activities will be successful.